SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): January 18, 2007

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                             BROOKLINE BANCORP, INC.
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             (Exact name of registrant as specified in its charter)

        Delaware                      0-23695                   04-3402944
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(State or other jurisdiction    (Commission File No.)        (I.R.S. Employer
    of incorporation)                                       Identification No.)


     160 Washington Street, Brookline, Massachusetts                02447-0469
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        (Address of principal executive offices)                    (Zip Code)


                                 (617) 730-3500
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              (Registrant's telephone number, including area code)


                                 Not applicable
                                 --------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]   Written communications pursuant to Rule 425 under the Securities Act
       (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act
       (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the
       Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the
       Exchange Act (17 CFR 240.13e-4(c))

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Item 2.02.      Results of Operations and Financial Condition and declaration of dividends

On January 18, 2007 - Brookline Bancorp, Inc. (the "Company") (NASDAQ:BRKL) announced its earnings for the 2006 fourth quarter and year and approval by its Board of Directors of a regular quarterly dividend of $0.085 per share and an extra dividend of $0.20 per share payable February 16, 2007 to stockholders of record on February 2, 2007. A copy of the press release dated January 18, 2007 is attached as Exhibit 99.1 to this report.

See exhibit no. 99.1 attached hereto for the press release relating to this matter.

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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                        BROOKLINE BANCORP, INC.


Date: January 19, 2007                  By: /s/ Paul R. Bechet
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                                            Paul R. Bechet
                                            Senior Vice President and Chief
                                            Financial Officer


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                                  EXHIBIT INDEX

The following exhibits are furnished as part of this report:


        Exhibit No.                     Description
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           99.1         Press release of Brookline Bancorp, Inc. dated
                        January 18, 2007